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                                                                   EXHIBIT 10.43

                             BUSINESS PROPERTY LEASE

1.     THIS LEASE made this 23RD day of AUGUST 2000, by and between

                  QUADRATE DEVELOPMENT, L.L.C.,
                  a Michigan Limited Liability Company
                  15801 23 Mile Road
                  Macomb Township, MI  48042

hereinafter designated as the Landlord, and

                  UFP TECHNOLOGIES, INC.,
                  a Delaware corporation
                  172 East Main Street
                  Georgetown, MA  01833-2107

hereinafter designated as the Tenant.

2.     DESCRIPTION.

       The Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises situated in the Township of Macomb, County of Macomb, State of Michigan to wit:

       Premises known as 51362 Quadrate Drive, consisting of an industrial building situated thereon containing approximately 70,703 square feet and land on Lots 6 and 7 and the south 65 feet of Lot 8, Quadrate Corporate Park Subdivision depicted on the attached "Exhibit A," subject to encumbrances, easements, covenants and restrictions of record, together with Landlord's build-out improvements as set forth below, hereinafter designated the "leased premises."

3.     TERM / RENT.

       For the term of seven (7) years from and after the commencement date (hereinafter defined) fully to be completed and ended, the Tenant yielding and paying during the continuance of this Lease unto the Landlord for the rent of the leased premises for said term, the sum of Three Million One Hundred Forty Two Thousand Seven Hundred Forty Eight and 28/100 Dollars ($3,142,748.28) in lawful money of the United States payable in monthly installments in advance, upon the first (1st) day of each and every month as follows:

            $37,413.67 per month for eighty-four (84) months

The foregoing amounts do not include additional rent for Landlords payments and costs for taxes, insurance and maintenance. Landlord hereby acknowledges receipt of the first month's rent, including taxes and insurance pro-rated in accordance with Paragraphs 5(a) and 7(b) herein, respectively.

The Tenant hereby hires the said premises for the said term as above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times mentioned, the rent above reserved. Tenant also agrees to pay when due all additional rent and all sums to be paid by Tenant as provided herein.

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4.     LATE FEE / INTEREST.

       If Tenant fails to pay any rent or additional rent by its due date, and such failure continues for ten (10) days, Tenant shall pay to Landlord for each such late payment a late fee of two percent (2%) of the amount of the late payment. If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may, at his option make such payment or expenditure on Tenant's account following written notice to Tenant and Tenant's failure to cure within ten (10) days after Tenant's receipt of such notice, in which event the amount thereof shall be due and payable as additional rent to the Landlord by the Tenant on the next ensuing rent payment due date together with interest at twelve (12%) per annum from the date of such payment or expenditure by the Landlord, and on Tenant's default of such payment the Landlord shall have the same remedies as on default in payment of rent.

5.     TAXES.

       (a) For purposes of this Lease, the "Base Year Taxes" are equal to $60,097.55 (which is computed at the rate of $ .85 per square foot). In consideration for Landlord's payment of all of the real property taxes, including those designated as the "Macomb Intermediate School District Summer Tax Statement" and the "Winter Taxes" (or any other designations as may be adopted by the taxing authority from time to time), which are assessed or charged against the leased premises, Tenant shall pay additional rent in consecutive monthly installments, each equal to one-twelfth (1/12) of the Base Year Taxes, on or before the day rent is due commencing on the commencement date and continuing thereafter for the term of this Lease and any extensions thereof, together with increases, if any, in accordance with Paragraph 5(b) herein. Provided, however, Tenant shall be entitled to apply for an abatement of real property taxes in accordance with the applicable statutes and ordinances, and in the event such abatement is duly granted by the appropriate governmental authorities the Base Year Taxes and Tenant's additional rent pursuant to this Paragraph 5(a) shall be reduced in accordance with such abatement ("Adjusted Base Year Taxes") and any subsequent increases in real property taxes for purposes of Paragraph 5(b) shall be based on the Adjusted Base Year Taxes. In no event shall Tenant's obligation for additional rent for real property taxes be less than the amount of the Base Year Taxes or Adjusted Base Year Taxes in accordance with this Paragraph 5(a). Provided, however, the Adjusted Base Years Taxes and any increases thereof shall be paid by Tenant directly to the appropriate taxing authorities if so required pursuant to the granting of such property tax abatement, in which event the Tenant shall pay such taxes on or before the date that any penalties or interest attaches and shall promptly provide Landlord with a copy of the paid tax receipts therefor.

       (b) Tenant shall pay to Landlord as additional rent any increase(s) in the real property taxes over the Base Year Taxes. Tenant shall pay such increase(s) in consecutive monthly installments, each equal to one-twelfth (1/12) of such tax increase, on or before the day rent is due commencing within thirty (30) days after written notice to Tenant from Landlord of the tax increase and continuing thereafter for the term of this Lease and any extensions thereof. In the event of such increase, Landlord shall provide Tenant with a copy of the tax bill(s) from the taxing authority(ies) showing the increase. Tenant shall have the right to contest such tax increase by initiating appropriate proceedings in the name of the Landlord, if necessary, provided all expenses incurred by reason thereof shall be paid by Tenant, and further provided that such contest shall not operate to suspend or delay Tenant's obligation to pay real property taxes to Landlord in accordance with this
Section 5.

       (c) If at any time during the term of this Lease the method of taxation prevailing at the commencement of the lease term shall be altered so that any new or modified tax, assessment, levy, imposition or charge, or any part thereof, shall be measured by or based in whole or in part upon the Lease or leased premises, or the rent, additional rent or other

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income therefrom, other than Federal or State income, intangibles, or single business tax, and shall be imposed upon the Landlord, then such taxes, assessments, levies, impositions or charges or the parts thereof (hereinafter "Altered Tax"), to the extent that they are so measured or based, shall be deemed to be included within the term "real property taxes" for the purposes of this Section 5, and Tenant shall pay additional rent for any increases in real property taxes resulting from the imposition of the Altered Tax in accordance with Paragraph 5(b).

       (d) Tenant shall pay directly to the taxing authority and before any penalty or interest attaches, all personal property taxes levied or assessed against the personal property of Tenant located upon the leased premises, and shall, upon written request, furnish to Landlord copies of the paid receipts therefor.

6.     GENERAL OR SPECIAL ASSESSMENTS.

       Tenant agrees to pay to any public authority or appropriate agency thereof, as promptly as the same becomes due and payable, all general or special assessments and taxes for repairs or maintenance of any public or private service or improvement on, abutting or benefiting the leased premises, levied, assessed, imposed or made a lien, at any or all times during the term hereof, against the leased premises and any building, structure, fixture, or improvements now or hereafter located thereon, or the contents thereof, or arising with respect to the occupancy, use or possession of the leased premises, including all interest, penalties, collection charges, and other charges which may accrue thereon; provided, however, that with respect to any such lien or charge for which payment is permitted in installments extending beyond the term of this Lease, Tenant shall not be required to pay any installments extending beyond the term of this Lease or extensions thereof. Tenant shall not be responsible for payment of any assessments that were due and payable prior to execution of this Lease. Landlord represents that, as of the date hereof, Landlord is not aware of general or special assessments against the leased premises.

7.     INSURANCE.

       (a) During the term of this Lease and any extensions hereof, the Landlord shall keep insured the building and improvements on the leased premises against loss or damage by fire, vandalism, malicious mischief, and against such other risks of a similar or dissimilar nature, as shall be insurable under present or future forms of fire and extended coverage policies which are standard for use in the State of Michigan in amounts not less than 100% of the actual replacement value of the building and improvements. Landlord shall pay the premium(s) for such insurance policy(ies). All proceeds of the insurance policies shall be paid directly to Landlord.

       (b) For purposes of this Lease the "Base Year Insurance Premium" is equal to $7,070.30 (which is computed at the rate of $0.10/square foot). In consideration for Landlord's cost of securing the insurance policy(ies) described in Paragraph 7(a), Tenant shall pay to Landlord additional rent in consecutive monthly installments, each equal to one twelfth (1/12) of the Base Year Insurance Premium, on or before the day rent is due commencing on the commencement date and continuing thereafter for the term of this Lease and any extensions hereof, together with increases, if any, in accordance with Paragraph 7(c) herein. In no event shall Tenant's obligation for additional rent for the cost of such insurance policy(ies) be less than the Base Year Insurance Premium in accordance with this Paragraph 7(b).

       (c) Tenant shall pay to Landlord as additional rent any increase in the cost of the insurance described in Paragraph 7(a) over the Base Year Insurance Premium. Tenant shall pay such additional rent in consecutive monthly installments, each equal to one twelfth (1/12) of such increase(s), on or before the day rent is due commencing within thirty (30) days after written notice to Tenant from Landlord of the insurance cost increase and continuing thereafter for the term of this Lease and any extensions thereof.

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       (d) Tenant shall be responsible for obtaining and paying for insurance on the contents of the building, including but not limited to any of Tenant's equipment, trade fixtures or other property.


8.     WAIVER OF SUBROGATION.

       Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to its property or property of others under its control, if such loss or damage is covered at the time of such loss or damage, by any insurance policy(ies) required to be in force at the time of such loss or damage, but only to the extent of the limits of such policy(ies). Upon obtaining the policy(ies) of insurance described herein, the parties shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

9.     MAINTENANCE.

       Tenant covenants and agrees to keep and maintain at its own expense the leased premises and every part thereof, excluding the roof and four outer walls, but specifically including, without limitation, all doors, window frames and glass, all electrical, mechanical and plumbing systems, sidewalks, landscaped, parking and paved areas in good appearance, condition and repair, except for reasonable use and wear, and in compliance with the Declaration of Easements, Covenants and Restrictions for Quadrate Corporate Park Subdivision (hereinafter "Declaration"), a copy of which is attached hereto as "Exhibit B." Tenant shall be in sole possession and control of all sidewalks, parking areas and pavement on the leased premises and agrees to keep and maintain same in a safe, secure, clean and sanitary condition, including without limitation the removal of snow and ice accumulations.

10.    PLACE OF PAYMENT.

       All payments of rent and other sums to be made to the Landlord shall be made at Landlord's address as indicated above or at such place as the Landlord may designate in writing from time to time.

11.    ASSIGNMENT / SUBLETTING.

       The Tenant covenants not to assign or transfer this Lease or hypothecate or mortgage the same or sublet the leased premises, or any part thereof, without the written consent of the Landlord, which consent shall not be unreasonably withheld. Any assignment, transfer, hypothecation, mortgage or subletting without said written consent shall give the Landlord the right to terminate this Lease and to reenter and repossess the leased premises. No assignment or subletting shall relieve Tenant of the covenants and agreements herein.

12.    BANKRUPTCY and INSOLVENCY.

       The Tenant agrees that if the estate created hereby shall be taken in execution, or by other process of law, or if the Tenant shall be declared bankrupt or insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment be made of the Tenant's property for the benefit of creditors, then and in such event this Lease may be canceled at the option of the Landlord.

13.    RIGHT TO MORTGAGE.

       The Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's


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interest in the leased premises and on the land and building thereon or upon any buildings or improvements hereafter placed upon the land. Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees (provided that such mortgagee(s) agree in writing to not disturb Tenant's right of possession hereunder so long as Tenant is not in default under this Lease), and Tenant hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant in the event Tenant fails or refuses to do so.

14.    USE and OCCUPANCY.

       It is understood and agreed between the parties hereto that during the continuance of this Lease the leased premises may be used and occupied for office and light manufacturing uses and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the leased premises for any purpose in violation of any law, municipal ordinance or regulation, or the Declaration, and that upon any such violation the Landlord may at his option terminate this Lease forthwith and reenter and repossess the leased premises.

15.    FIRE or OTHER CASUALTIES.

       It is understood and agreed that if the leased premises are damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition within 180 days after such fire or other casualty, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro-rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the leased premises resulted from the negligence or willful act of the Tenant, his agents, employees or invitees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the building is destroyed to the extent of more than one-half (1/2) of the value thereof, and/or Landlord shall be unable to restore the leased premises to a tenantable condition within 180 days (plus the period of time for any delay caused by the Tenant), either the Tenant (except in the case when the damage or destruction was caused by an unlawful act of the Tenant) or the Landlord shall have the option to terminate this lease upon 30 days written notice to the other.

16.    LANDLORD'S OBLIGATION TO REPAIR.

       The Landlord after receiving written notice from Tenant and having reasonable opportunity thereafter to obtain the necessary workmen therefor agrees to keep in good order and repair the roof and the four outer walls of the leased premises and any warranted items as expressly set forth herein, but not the doors, or windows or any of the appliances or appurtenances of said doors or windows or any attachment thereof or attachments to the building or leased premises used in connection therewith. Landlord warrants the repair of the HVAC system for a period of two (2) years from the commencement date.

17.   TENANT TO INDEMNIFY / LIABILITY INSURANCE.

       The Tenant agrees to indemnify, defend and hold harmless the Landlord from any liability for damages to any person or property in, on or about the leased premises and expenses (including attorney's fees) arising from the operation of Tenant's business

                                      5/13


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on the premises or from acts or omissions of Tenant or Tenant's employees, agents, licensees, invitees or contractors; and Tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord in the sum of One Million and 00/100 Dollars ($1,000,000.00) for damages resulting to one person, One Million and 00/100 Dollars ($1,000,000.00) for property damage resulting from any one occurrence, Two Million and 00/100 Dollars ($2,000,000.00) for damages resulting from one casualty, and contractual liability insurance covering Tenant's indemnity obligations. Tenant shall deliver to the Landlord certificates of insurance indicated that the above described insurance is in effect, and upon Tenant's failure so to do the Landlord may at his option obtain such insurance and the cost thereof shall be paid by Tenant as additional rent on or before the next rent payment due date following written notice from Landlord, and upon default in payment Tenant shall pay interest thereon at the rate of twelve percent (12%) per annum from the date the payment was due; but the election on the part of Landlord not to obtain such insurance shall not release the Tenant of his obligations and liability under this Paragraph 17.

18.    TENANT'S OBLIGATION TO REPAIR / ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

       Except as provided in Paragraph 16 hereof, the Tenant further covenants and agrees that he will, at his own expense, during the continuation of this Lease, keep the leased premises and every part thereof and at the expiration of the term yield and deliver up the same in as good repair and in a like condition as when taken, reasonable use and wear thereof excepted. The Tenant shall not make any alterations, additions or improvements to the leased premises without the Landlord's written consent, which consent shall not be unreasonably withheld, and all alterations, additions or improvements made by either of the parties hereto upon the leased premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the leased premises at the termination of this Lease, without molestation or injury.

19.    EMINENT DOMAIN.

       If the whole or any substantial part of the leased premises is taken by any public authority under the power of eminent domain, then the term of this Lease shall cease on the part so taken from the day possession of that part shall have been so taken and the rent shall be paid up to that day, and from that day the monthly rental payments shall be reduced pro-rata for the portion so taken. If, however, the portion of the leased premises so taken shall materially interfere with the use by the Tenant of the remainder of the leased premises, Tenant shall have the right to terminate this Lease by written notice to the Landlord within sixty (60) days after possession shall have been so taken. All damages awarded for such taking shall belong to and be the property of the Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or the fee of the leased premises, provided, however, that the Tenant may file its own claim and Landlord shall not be entitled to any portion of the award made to the Tenant for loss of business or moving expenses.

20.    RESERVATION.

       The Landlord reserves the right of free access at all times to the roof of the leased premises and reserves the right to rent said roof for the placement of aerials. The Tenant shall not erect on the roof any structures for storage or any aerial, or use the roof for any purpose without the written consent of the Landlord.

21.    CARE OF PREMISES.

       The Tenant shall not perform any acts or carry on any practices which may injure the building, be a nuisance or menace to occupiers of contiguous properties owned by Landlord or violate any provision of the Declaration and shall keep the premises under

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his control (including sidewalks, streets and parking areas) clean and free from rubbish, dirt and debris at all times. It is further agreed that in the event the Tenant shall not comply with this paragraph, the Landlord may, following the tenth (10th) day after written notice to Tenant, enter upon the premises and have such rubbish, dirt, debris, nuisance, menace or violating condition removed, in which event the Tenant agrees to pay all reasonable charges therefor. Said charges shall be paid to the Landlord on or before the next rent payment due date following Landlord's presentment of the bill(s) therefor.


22.    TENANT'S COMPLIANCE WITH LAWS AND REGULATIONS.

       Tenant shall at his own expense and under penalty of forfeiture and damages promptly comply with all laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the leased premises and the cleanliness, safety, occupation and use of same. If at any time after Tenant has taken occupancy of the leased premises, repairs, additions or alterations to the leased premises or any of its systems or components, whether structural or non-structural, shall be required by statute, ordinance, regulation, or order of any governmental authority or court of appropriate jurisdiction, or insurance carrier providing the insurance required by this Lease, by reason of the operation of Tenant's business, it shall be the obligation of the Tenant to make such repairs, additions or alterations at his own expense.

23.    CONDITION OF PREMISES.

       The Tenant acknowledges that he has examined the leased premises prior to the making of this Lease and knows the condition thereof, and that no representations as to the condition or state of repairs thereof have been made by the Landlord, or his agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition, subject to Landlord's obligation to make the improvements described in Paragraph 36 herein. Landlord warrants that as of the commencement date all improvements, except those installed by Tenant, are in compliance with all applicable laws, orders, regulations and ordinances affecting the use of the leased premises.

24.    HAZARDOUS WASTE INDEMNIFICATION.

       (a) Landlord represents that it has no knowledge of the presence of any hazardous or toxic substances on the leased premises. Landlord shall indemnify, defend and hold harmless the Tenant from and against all liability and expense, including defense costs and attorney fees, arising from or caused by the presence or removal of hazardous or toxic substances that existed on the leased premises prior to Tenant's occupancy.

       (b) Tenant covenants and agrees not to receive, treat, store, or dispose on any part of the leased premises any hazardous or toxic substances, whether liquid, solid or gaseous, except if done in compliance with all applicable laws, and if any such substances are generated (including those in compliance with applicable laws) as a result of Tenant's operations, Tenant shall promptly have such substances removed in a safe and proper manner and in compliance with all applicable laws, and Tenant shall indemnify, defend and hold harmless the Landlord from all liability and expense, including defense costs and attorney fees, arising from or caused by the presence or removal of such hazardous or toxic substances.

25.    ADJOINING PREMISES / DISRUPTION OF UTILITIES.

       The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying contiguous or other lots or premises owned by Landlord or for any loss or damage resulting to the Tenant or his property from bursting, stoppage, failure or leakage of water, gas, sewer, electrical or other utilities or services.

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26.    RE-RENTING.

       The Tenant hereby agrees that for a period commencing ninety (90) days prior to the termination of this Lease, the Landlord may show the leased premises to prospective tenants, and sixty (60) days prior to the termination of this lease, may display in and about the leased premises and in the windows thereof, the usual and ordinary "FOR RENT" signs.

27.    HOLDING OVER.

       It is hereby agreed that in the event of the Tenant holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary.

28.    GAS, WATER, HEAT, ELECTRICITY.

       The Tenant shall pay all charges made against the leased premises for gas, water, heat and electricity during the term of this Lease and any extensions thereof, as the same shall become due.

29.    SIGN / ADVERTISING DISPLAYS.

       Tenant shall be permitted to install at Tenant's expense one ground mounted sign in front of the building on the leased premises provided it has been approved in writing by Landlord. Landlord shall control the character and size thereof. No other signs or advertising shall be displayed and no awning shall be installed or used on the exterior of the building unless approved in writing by the Landlord.

30.    ACCESS TO PREMISES.

       The Landlord shall have the right to enter upon the leased premises at all reasonable hours, but after forty-eight (48) hours prior written notice, for the purpose of inspecting the same. If the Landlord deems any repairs necessary he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs after having had reasonable opportunity to obtain the necessary workmen therefor and complete the same with reasonable dispatch the Landlord may make or cause to be made such repairs and Landlord shall not be responsible to the Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof. If the Landlord makes or causes to be made such repairs, the Tenant agrees that he will pay to the Landlord the costs thereof on or before the next rent payment due date following Landlord's presentment of the bill(s) therefor.

31.    QUIET ENJOYMENT.

       The Landlord covenants that the Tenant, on payment of the rent installments and performing all of the covenants herein, shall and may peacefully and quietly have, hold and enjoy the leased premises for the lease term.

32.    DEFAULT.

       In the event any rent shall be due and unpaid and Tenant fails to pay such rent within ten (10) days after written notice from Landlord, or if default be made in any of the covenants herein contained and Tenant fails to cure the same to Landlord's satisfaction within thirty (30) days after written notice from Landlord, or if the leased premises shall be abandoned or vacated then it shall be lawful for the Landlord, his attorney, heirs, representatives and assigns, to re-enter into and re-possess the leased

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premises and to remove and put out the Tenant and each and every occupant of the leased premises, with or without terminating this Lease at the sole discretion of Landlord. In the event Landlord recovers possession of the leased premises as a result of Tenant's default and does not elect to terminate this Lease, Landlord shall have the right from time to time to make such repairs and alterations to the leased premises as shall be determined necessary by Landlord and shall have the right to re-let the same upon such terms and conditions as Landlord in its sole discretion deems advisable without interference by Tenant; and upon such re-letting, all rentals received by Landlord shall be applied as follows: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord and to damages suffered by Landlord by reason of Tenant's breach of this Lease; second, to the payment of any costs and expenses of such re-letting, including commissions and attorneys fees and costs of repairs and alterations; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord, and applied to payment of future rent as the same shall become due and damages as shall accrue or may be suffered thereafter by Landlord by reason of Tenant's breach of this Lease.
If such rentals received from such re-letting during any month be less than the sum of rentals payable for that month plus other amounts due from Tenant under this Lease, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and be paid monthly. No such re-entry or taking possession of the leased premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention be given to Tenant, or unless the termination hereof be declared by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach and retain all rent received. In the event Landlord obtains possession of the leased premises by re-entry, summary proceedings, or otherwise, the Tenant hereby agrees to pay Landlord the expense (including attorney's fees) incurred in obtaining possession of the leased premises and collecting rents and other obligations from Tenant, all expenses and commissions which may be paid in and about the re-letting of the leased premises and all other damages to which Landlord shall be entitled under this Lease or by law.

33.    WAIVER / INVALID PROVISIONS.

       No default in the payment of rent or any other amount required to be paid under the terms of the Lease, or the failure of Landlord to enforce any provisions of this Lease upon any default by Tenant shall be construed as creating a custom of deferring payment or as in any way modifying the terms and conditions of this Lease, or as a waiver of Landlord's right to exercise any right, remedy or privilege given to the Landlord by law or under the terms and conditions of this Lease. Landlord may not be deemed to have waived any of Landlord's rights, remedies or privileges, except to the extent that such waiver shall have been reduced to writing and signed by the Landlord, and such waiver shall be limited to the terms of such writing. One or more waivers by Landlord of any breach of covenant or condition shall not be construed as a waiver of a further breach of the same covenant or condition. The parties declare that time is of the essence with respect to the covenants under this Lease. If any terms or provisions of this Lease or the application thereof to any person or circumstance shall to any extent be declared by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each of the remaining terms and conditions of this Lease shall be valid and enforceable in accordance with their terms to the fullest extent permitted by law.

34.    ACCORD AND SATISFACTION.

       No payment by Tenant or acceptance by Landlord of an amount less than the amount and other sums that shall become due and payable under this Lease shall be deemed to be other than on account of the earliest rent and/or other amounts due.

35.    REMEDIES NOT EXCLUSIVE.

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


       It is agreed that each and every of the rights, remedies and benefits provided by this Lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

36.    CONSTRUCTION OF BUILD-OUT IMPROVEMENTS.

       Landlord agrees to construct the build-out improvements described on the Specifications for Build-Out of Building at 51362 Quadrate Drive, Macomb Twp., Michigan, on Lots 6 and 7 and the south 65 feet of Lot 8, Quadrate Corporate Park Subdivision, attached hereto as "Exhibit C", in accordance with the floor plans by T n A Designs, sheets A1 and A1.1, as drawn by Timothy A. C. Hader, dated 8/13/00, and to complete such improvements on or before the 90th day after the date of execution of this Lease. Costs for those improvements are included in the lease rate. All other improvements that are not specifically described on Exhibit C shall be at Tenant's expense and the cost thereof shall be due and payable not later than the last business day before the date on which Tenant takes occupancy of the leased premises, unless otherwise agreed in a written change order made and executed by the parties in connection with such other improvements. It is agreed that Tenant's payment for such other improvements is a condition precedent to Tenant's right to take occupancy (either full or partial) of the leased premises.

37.    COMMENCEMENT DATE.

       As used in this lease, the words "commencement date" mean the date on which the leased premises (either in whole or in part) are first occupied (as hereinafter defined) by Tenant or the 90th day after the date of execution of this Lease, whichever date is earlier. The term "occupied" is defined to include any use of or entry upon the leased premises by Tenant or Tenant's agents, employees or contractors, after Landlord has completed the build-out improvements described on Exhibit C, for the purpose of installing or moving-in Tenant's fixtures, furniture or equipment. If the commencement date is not the first day of any calendar month, the term of this Lease shall be extended by the number of days from and including the commencement date to and including the last day of such month (hereinafter "partial first month"), and Tenant shall pay to Landlord within five (5) days after the commencement date, as rent for the partial first month, the monthly rent amount, including all additional rent for taxes and insurance, prorated on the basis of the number of days in the partial first month. A walk-through by representatives of Landlord and Tenant shall be conducted within seven (7) days after the completion of the build-out improvements for the purpose of verifying that the build-out improvements have been duly completed. Punch list items not preventing the Tenant from taking occupancy of the leased premises may be completed by Landlord within sixty (60) days after the Tenant takes occupancy of the leased premises.

38.    DELAY OF POSSESSION.

       It is agreed that if the Tenant shall be unable to enter into and occupy the leased premises at the time above provided, by reason of the leased premises not being ready for occupancy, as a result of any cause or reason whatsoever, the Landlord shall not be liable in damages to the Tenant therefor, but during the period the Tenant shall be unable to occupy the leased premises as hereinbefore provided, the rental therefor shall be abated. The leased premises shall be deemed ready for occupancy when a temporary certificate of occupancy has been issued by the Township of Macomb.

39.    NOTICES.

       Whenever under this Lease a provision is made for notice of any kind, and unless the provision requires a specific manner of notice or service, it shall be deemed sufficient notice and service thereof if such notice is in writing and delivered in person or by registered or certified mail with postage prepaid, and if to Tenant, to the leased premises and a copy to the Chief Financial Officer of Tenant at 172 East Main Street,

                                     10/13

Georgetown, MA 01833-2107, or if to Landlord, at the address of the Landlord indicated above, or such other address as the respective party may, from time to time hereafter, specify by notice given to the other party in accordance with this paragraph.

40.    WORDS OF GENDER OR NUMBER.

       It is agreed that in this Lease, unless the context clearly indicates the contrary, the word "he" is synonymous with the words "she", "it" and "they," the word "his" is synonymous with the words "her," "its" and "their", singular words include the plural and plural words include the singular.

41.    TITLES.

       The descriptive titles of paragraphs herein are for reference only and any construction of this Lease shall be made without regard thereto.

42.    ENTIRE AGREEMENT.

       This Lease supersedes any and all prior or contemporaneous understandings, agreements and negotiations and constitutes the entire agreement between the parties hereto, and no oral representations or statements shall be considered a part hereof. No amendment of this Lease shall be effective unless it is in writing and signed by both of the parties.

43.    BINDING EFFECT.

       The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

44.    GOVERNING LAW.

       The provisions of this Lease shall be governed by and construed in accordance with the laws of the State of Michigan.

45.    SECURITY PROVISIONS.

       The Landlord herewith acknowledges the receipt of the sum of Thirty Seven Thousand Four Hundred Thirteen and 67/00 Dollars ( $37,413.67 ), which he is to retain as security for the faithful performance of all of the covenants, conditions and agreements of this Lease, but in no event shall the Landlord be obligated to apply the same upon rents or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions and agreements. The Landlord may so apply the security at his option; and the Landlord's right to the possession of the leased premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The Landlord shall not be obligated to keep the said security as a separate fund, but may mix the said security with his own funds.

In the event the Landlord repossesses the leased premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions and agreements of this Lease, the Landlord may apply the said security upon all rents and other charges accrued and all damages suffered to the date of said repossession and may retain the said security to apply upon additional rents and damages as shall accrue or as may be suffered thereafter in accordance with the terms of this Lease. The said sum, if not so applied shall be returned to the Tenant within sixty (60) days after Tenant has vacated the leased

                                     11/13
premises and delivered possession thereof to the Landlord in accordance with the covenants, conditions and agreements of this Lease.

46.    OPTION TO RENEW.

       Tenant shall have two options to renew this Lease, each for an additional three year term, provided that: (1) at the time Tenant exercises the option, the Lease is in force and Tenant is not then in default of any of the terms or conditions of this Lease, and (2) Tenant gives Landlord written notice of its election to exercise the option not later than one hundred eighty (180) days prior to the expiration of the term preceding the option term. Each of the three year option terms shall be on the same terms and conditions of this Lease, except that the monthly base rent, exclusive of additional rent for taxes, insurance premiums and maintenance, shall be as follows:

         FIRST THREE-YEAR OPTION TERM

                  Year 1   -  $6.40 N.N.N.  ($37,708.27/ month)
                  Year 2   -  $6.55 N.N.N.  ($38,592.05/ month)
                  Year 3   -  $6.70 N.N.N.  ($39,475.84/ month)

         SECOND THREE-YEAR OPTION TERM

                  Year 1   -  $6.70 N.N.N.  ($39,475.84/ month)
                  Year 2   -  $6.85 N.N.N.  ($40,359.63/ month)
                  Year 3   -  $7.00 N.N.N.  ($41,243.42/ month)

No additional charges for build-out costs.

       IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

WITNESSED BY:                            LANDLORD:
                                         QUADRATE DEVELOPMENT, L.L.C.,

/s/ GERALYN M. GRIEBE                    By: /s/ L. ROBERT D'AGOSTINI (L.S.)
---------------------                        -------------------------------
                                             L. Robert D'Agostini
/s/ JULIA DAVIS                              Its:  Member
---------------------

                                         TENANT:
                                         UFP TECHNOLOGIES, INC.

/s/ CARLA JARVIS                         By: /s/ RONALD J. LATAILLE (L.S.)
---------------------                        -------------------------------
                                             Its: Chief Financial Officer
/s/ SUSAN MOOD
---------------------



                                ACKNOWLEDGEMENTS

STATE OF MICHIGAN   )
                    ) SS.
COUNTY OF MACOMB    )

                                     12/13

On this 25TH day of AUGUST 2000 before me, a Notary Public in and for said County, appeared L. ROBERT D'AGOSTINI, to me personally known, who being by me sworn, did say that he is member of QUADRATE DEVELOPMENT, L.L.C., a Michigan limited liability company named in and which executed the within instrument, that he is duly authorized by said company to sign the instrument on behalf of the company, and that he acknowledges said instrument to be the free act and deed of said company.


                                         /s/ JUDITH ANN WEINGARTZ
                                         ------------------------------------
                                         Notary Public
                                         Notary Public Macomb Co. MI
                                         My commission expires July 31, 2003


STATE OF MASSACHUSETTS )
                       ) SS.
COUNTY OF ESSEX        )

On this 23RD day of AUGUST 2000, before me, a Notary Public in and for said County, appeared RON LATAILLE, to me personally known, who being by me sworn, did say that he/she is CFO of UFP TECHNOLOGIES, INC., a Delaware corporation named in and which executed the within instrument, that he/she is duly authorized by said corporation to sign the instrument on behalf of the corporation, and that he acknowledges said instrument to be the free act and deed of said corporation.


                                         /s/ JOAN F. YOUNG
                                         ------------------------------------
                                         Notary Public
                                         Essex County, Massachusetts.
                                         My Commission Expires 1/24/03



LEASE UFP-Simco


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